VESSELS	9 Months Ended
Sep. 30, 2016
VESSELS [Abstract]
VESSELS
6. VESSELS

Vessels, net consist of the carrying value of the Company's vessels, including drydocking and engine overhaul costs.

All figures in USD ‘000	September 30, 2016	December 31, 2015
Vessels	404,179	334,978
Drydocking	1,736	1,736
Engine Overhaul	3,221	2,962
Total	409,136	339,676
Less Accumulated Depreciation	(37,949)	(26,034)
Vessels, Net	371,187	313,642

As of December 31, 2015, the Company had deposits outstanding of $8.0 million for two vessels delivered in 2016.

Impairment of vessels:

The Company performs an impairment test on the vessels each reporting period when there is an indication of impairment.  An impairment indicator was identified and impairment tests performed as of December 31, 2015 and September 30, 2016.

The Company reviewed its assets for impairment on an asset by asset basis. In determining whether our assets are recoverable, we compared our estimate of the undiscounted cash flows expected to be generated by the asset to its carrying amount.  As of December 31, 2015 and as of September 30, 2016, we determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value, and no impairment was recorded.

In developing estimates of future undiscounted cash flows, we made assumptions and estimates based on historical trends as well as future expectations.  The most important assumptions in determining undiscounted cash flows are the estimated charter rates and utilization.  Charter rates and utilization are volatile and we have based our analysis on market rates and utilization obtained from third parties.

Our impairment analysis as of September 30, 2016, based on 3-year and 15-year historical average PSV rates and utilization as of September 30, 2016, indicates that our undiscounted cash flows is 1.5 times higher than carrying values.